Anterix Inc. Reports
First Quarter Fiscal Year 2027 Results

Woodland Park, NJ – August 11, 2026 – Anterix (NASDAQ: ATEX) today announced its first quarter fiscal 2027 results and filed its Form 10-Q for the three months ended June 30, 2026.

Financial and Operational Highlights

–Approximately $33.1 million of contracted proceeds outstanding with more than $15.7 million received from customers during the first quarter of fiscal 2027 and approximately $9.6 million expected to be received during the remainder of fiscal 2027
–On April 16, 2026, the Company entered into a 10 MHz 900 MHz spectrum license sale agreement with Benton PUD for a total contract price of $0.8 million
–Exchanged narrowband for broadband licenses in 6 counties and recorded a $10.7 million gain on exchange of broadband licenses
–Invested $6.7 million in spectrum clearing costs

Liquidity and Balance Sheet

At June 30, 2026, the Company had no debt and cash and cash equivalents of $116.0 million. In addition, the Company had a restricted cash balance of $3.9 million in escrow deposits.

The Company has an authorized share repurchase program for up to $250.0 million of the Company’s common stock on or before September 21, 2026. In fiscal 2027 first quarter, Anterix had no share repurchase activity. As of June 30, 2026, $226.7 million remained available under the share repurchase program.

Conference Call Information

Anterix senior management will hold an analyst and investor conference call to provide a business update at 9:00 A.M. ET on Wednesday, August 12, 2026. Participants interested in joining the call’s live question and answer session are required to pre-register by clicking on the following link https://bit.ly/anterixQ1FY27 to obtain a dial-in number and unique PIN. It is recommended that you join the call at least 10 minutes before the conference call begins. The call is also being webcast live and will be accessible on the Investor Relations section of Anterix’s website at https://investors.anterix.com/events-presentations. Following the event, a replay of the call will also be available on the Anterix website.

About Anterix Inc.

Anterix is transforming how critical infrastructure stays connected. As the market leader in mission-critical private wireless broadband spectrum for the utility sector, Anterix delivers more secure, private 900 MHz licensed spectrum and advanced intelligent infrastructure solutions that enhance efficiency, strengthen resilience, and accelerate digital transformation. Backed by a growing ecosystem of industry-leading partners, Anterix provides the connectivity foundation that powers a more resourceful and resilient future. Learn more at www.anterix.com.

Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future events or achievements such as statements in this press release related to Anterix’s business, financial results, outlook, regulatory actions or opportunities. Actual events or results may differ materially from those contemplated in this press release. Forward-looking statements speak only as of the date they are made and readers are cautioned not to put undue reliance on such statements, as they are subject to a number of risks and uncertainties that could cause Anterix’s actual future results to differ materially from results indicated in the forward-looking statement. Such statements are based on assumptions that could cause actual results to differ materially from those in the forward-looking statements, including: (i) the timing of payments under customer agreements; (ii) Anterix’s ability to clear the 900 MHz Broadband Spectrum on a timely basis and on commercially reasonable terms; (iii) Anterix’s ability to timely secure broadband licenses; (iv) Anterix’s ability to successfully commercialize its spectrum assets and services to its targeted utility or other customers in accordance with its plans and expectations; (v) Anterix’s ability to execute on its customer engagement initiatives; and (vi) competition in the market for spectrum and spectrum solutions offered by Anterix. Actual events or results may differ materially from those contemplated in this press release. Anterix’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect the Company’s financial outlook, business, results of operations and financial condition. Anterix undertakes no obligation to update publicly or revise any forward-looking statements contained herein.

Shareholder Contact

Natasha Vecchiarelli
VP, Investor Relations & Corporate Communications
Anterix
nvecchiarelli@anterix.com

Anterix Inc.
Earnings Release Tables
Consolidated Balance Sheets
(Unaudited, in thousands, except share and per share data)

	June 30, 2026	March 31, 2026
ASSETS
Current assets
Cash and cash equivalents	$116,010	$98,533
Spectrum receivable	14,266	10,638
Broadband licenses held for sale	13,000	—
Escrow deposits	3,910	6,130
Prepaid expenses and other current assets	5,892	4,684
Total current assets	153,078	119,985
Property and equipment, net	761	827
Right of use assets, net	3,757	4,069
Intangible assets	310,285	310,712
Deferred broadband costs	29,503	29,069
Other assets	541	548
Total assets	$497,925	$465,210
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and other accrued expenses	$11,915	$15,028
Accrued severance and other related charges	1,633	2,810
Operating lease liabilities	1,447	1,424
Contingent liability	2,220	2,220
Deferred revenue	14,331	14,513
Total current liabilities	31,546	35,995
Operating lease liabilities	2,641	2,995
Contingent liability	6,000	6,000
Deferred revenue	160,582	146,665
Deferred gain on sale of intangible assets	4,911	4,911
Deferred income tax	6,451	6,323
Total liabilities	212,131	202,889
Commitments and contingencies (See Note 12)
Stockholders’ equity
Preferred stock, $0.0001 par value per share, 10,000,000 shares authorized and no shares outstanding at June 30, 2026 and March 31, 2026	—	—
Common stock, $0.0001 par value per share, 100,000,000 shares authorized and 19,550,348 shares issued and outstanding at June 30, 2026 and 18,914,271 shares issued and outstanding at March 31, 2026	2	2
Additional paid-in capital	587,850	564,617
Accumulated deficit	(302,058)	(302,298)
Total stockholders’ equity	285,794	262,321
Total liabilities and stockholders’ equity	$497,925	$465,210

Anterix Inc.
Earnings Release Tables
Consolidated Statements of Operations
(Unaudited, in thousands, except share and per share data)

	Three months ended June 30,
	2026	2025
Spectrum revenue	$1,958	$1,418
Operating expenses
General and administrative	9,624	10,449
Sales and support	1,911	1,493
Product development	1,220	1,120
Severance and other related charges	—	620
Depreciation and amortization	101	124
Operating expenses	12,856	13,806
Gain on exchange of intangible assets, net	(10,653)	(33,916)
Gain on sale of intangible assets, net	—	(961)
Loss from disposal of long-lived assets, net	1	8
(Loss) income from operations	(246)	22,481
Interest income	845	442
Other income	15	—
Income before income taxes	614	22,923
Income tax expense (benefit)	374	(2,257)
Net income	$240	$25,180
Net income per common share basic	$0.01	$1.35
Net income per common share diluted	$0.01	$1.35
Weighted-average common shares used to compute basic net income per share	19,085,714	18,621,701
Weighted-average common shares used to compute diluted net income per share	19,627,512	18,704,131

Anterix Inc.
Earnings Release Tables
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three months ended June 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$240	$25,180
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Depreciation and amortization	101	124
Stock compensation expense	3,282	3,632
Deferred income taxes	128	(2,507)
Right of use assets	312	113
Gain on exchange of intangible assets, net	(10,653)	(33,916)
Gain on sale of intangible assets, net	—	(961)
Loss from disposal of long-lived assets, net	1	8
Changes in operating assets and liabilities
Non-trade receivable	—	2,926
Prepaid expenses and other assets	(1,072)	377
Accounts payable and other accrued expenses	(2,521)	(2,556)
Accrued severance and other related charges	(1,177)	95
Operating lease liabilities	(331)	(186)
Contingent liability	—	1,054
Deferred revenue	13,735	3,542
Other liabilities	—	(65)
Net cash provided by (used in) operating activities	2,045	(3,140)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of intangible assets and other related costs	(6,703)	(3,966)
Proceeds from sale of spectrum	—	1,301
Purchases of equipment	(36)	—
Net cash used in investing activities	(6,739)	(2,665)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stock option exercises	20,267	—
Payments of withholding tax on net issuance of restricted stock	(316)	(642)
Net cash provided by (used in) financing activities	19,951	(642)
Net change in cash and cash equivalents and restricted cash	15,257	(6,447)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH
Cash and cash equivalents and restricted cash at beginning of the period	104,663	55,024
Cash and cash equivalents and restricted cash at end of the period	$119,920	$48,577

	Three months ended June 30,
	2026	2025
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period:
Taxes paid, including excise tax	$216	$—
Operating leases paid	$419	$569
Non-cash investing activity:
Capitalized change in estimated asset retirement obligations	$—	$(14)
Derecognition of contingent liability related to sale of intangible assets	$—	$1,172
Right of use assets new leases	$42	$321
Right of use assets modifications and renewals	$(5)	$37

The following tables provide a reconciliation of cash and cash equivalents and restricted cash reported on the Consolidated Balance Sheets that sum to the total of the same such amounts on the Consolidated Statements of Cash Flows:
	June 30, 2026	March 31, 2026
Cash and cash equivalents	$116,010	$98,533
Escrow deposits	3,910	6,130
Total cash and cash equivalents and restricted cash	$119,920	$104,663

	June 30, 2025	March 31, 2025
Cash and cash equivalents	$41,432	$47,374
Escrow deposits	7,145	7,650
Total cash and cash equivalents and restricted cash	$48,577	$55,024